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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 02, 2001
(Date of Earliest Event Reported)

ADVANCED OXYGEN TECHNOLOGIES, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware 000-09951 91-1143622
(State of Incorporation) (Commission File No.) (I.R.S. Employer
Identification No.)

C/O Crossfield Incorporated
133 West 13th St. Suite #5
New York, NY 10011
(Address of Principal Executive Offices)

Registrant's Telephone Number: (212) 727-7085

26883 Ruether Avenue
Santa Clarita, CA, 91351
(Former Address)

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ITEM 5: EVENTS: CHANGE IN ADDRESS OF COMPANY

The Company's location, and location of books and records has changed from
Advanced Oxygen Technologies, Inc. 26883 Ruether Avenue, Santa Clarita, CA,
91351 ("CA Location") to Advanced Oxygen Technologies, Inc. c/o Crossfield, Inc.
133 W 13th Street, Suite #5, New York, NY 10011, Telephone (212)-727-7085, Fax
(208)-439-5488. This location is co-located with a related business of the president, Robert E. Wolfe.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2002. ADVANCED OXYGEN TECHNOLOGIES, INC.

BY:/s/ Robert E. Wolfe
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Robert E. Wolfe
President